Exhibit 99.2

PartnerRe Ltd.

Financial Supplement

Financial Information

as at December 31, 2013

(unaudited)

The following financial supplement is provided to assist in your understanding of

PartnerRe Ltd.

This report is for information purposes only. It should be read in conjunction with documents filed with the SEC by PartnerRe Ltd., including the Company’s Annual

Report on Form 10-K and Quarterly Reports on Form 10-Q.

PartnerRe Ltd.

Financial Supplement - December 31, 2013

PartnerRe Ltd.

Regulation G

In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has also included certain non-GAAP financial measures within the meaning of Regulation G. Management believes that these non-GAAP financial measures are important to investors, analysts, rating agencies and others who use the Company’s financial information and will help provide a consistent basis for comparison between quarters and for comparison with other companies within the industry. However, investors should consider these non-GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP.

The reconciliation of non-GAAP financial measures to the most comparable GAAP financial measures in accordance with Regulation G is included within the relevant tables.

Operating Earnings (Loss) available to PartnerRe Common Shareholders (Operating Earnings (Loss)), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating Return on Beginning Diluted Book Value per Common Share and Common Share Equivalents Outstanding (Annualized Operating ROE): The Company uses Operating Earnings (Loss), Diluted Operating Earnings (Loss) per Common Share and Annualized Operating ROE to measure performance, as these measures focus on the underlying fundamentals of the Company’s operations. Operating Earnings (Loss) exclude the impact of net realized and unrealized gains and losses on investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee), net foreign exchange gains and losses, net of tax, loss on redemption of preferred shares and the interest in earnings (losses) of equity investments, net of tax (except where the Company has made a strategic investment in an insurance or reinsurance related investee and where the Company does not control the investee’s activities), and are calculated after preferred dividends. The Company calculates Diluted Operating Earnings (Loss) per Common Share using Operating Earnings (Loss) for the period divided by the weighted average number of PartnerRe common shares and common share equivalents outstanding. The Company calculates Annualized Operating ROE using annualized Diluted Operating Earnings (Loss) per Common Share for the period divided by the Diluted Book Value per PartnerRe common share and common share equivalents outstanding as of the beginning of the year. Operating Earnings (Loss) and Diluted Operating Earnings (Loss) per Common Share should not be viewed as a substitute for Net Income (Loss) or Diluted Net Income (Loss) per Common Share prepared in accordance with GAAP. Annualized Operating ROE supplements GAAP information.

Tangible Book Value and Diluted Tangible Book Value per PartnerRe Common Share and Common Share Equivalents Outstanding: The Company calculates Tangible Book Value using common shareholders’ equity attributable to PartnerRe less goodwill and intangible assets, net of tax. The Company calculates Diluted Tangible Book Value per Common Share using Tangible Book Value divided by the weighted average number of PartnerRe common shares and common share equivalents outstanding. The Company uses these measures as the basis for its prime measure of long-term financial performance (annualized growth in Diluted Tangible Book Value per Common Share plus dividends). Management believes annualized growth in Diluted Tangible Book Value per Common Share plus dividends aligns the Company’s stated long-term objectives with the measure most investors use to evaluate total shareholder value creation given that it focuses on the tangible value of total shareholder returns, excluding the impact of goodwill and intangibles.

Book Value and Tangible Book Value excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Book Value and Tangible Book Value excluding NURGL) and Diluted Book Value and Diluted Tangible Book Value per PartnerRe Common Share and Common Share Equivalents Outstanding (Diluted Book Value and Diluted Tangible Book Value per Common Share) excluding Net Unrealized Gains and Losses on Fixed Income Securities and Funds Held - Directly Managed, Net of Tax (Diluted Book Value and Diluted Tangible Book Value per Common Share excluding NURGL): The Company calculates Book Value and Tangible Book Value excluding NURGL using common shareholders’ equity attributable to PartnerRe and Tangible Book Value, respectively, less net unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. Book Value and Tangible Book Value excluding NURGL focuses on the underlying fundamentals of the Company’s financial position without the impact of interest rates and credit spreads on the unrealized gains and losses on fixed income securities and funds held - directly managed, net of tax. The Company calculates Diluted Book Value and Diluted Tangible Book Value per Common Share excluding NURGL divided by the weighted average number of common shares and common share equivalents outstanding.

Total Capital: The Company calculates Total Capital as the sum of common shareholders’ equity attributable to PartnerRe, preferred shares, long-term debt, senior notes and capital efficient notes. The Company uses Total Capital as a measure to manage the capital structure of the Company.

Basis of Presentation: The Company’s financial position and its results include Presidio from the date of acquisition of December 31, 2012 and for all periods thereafter.

All references to per share data, per common share data, common shares and common share equivalent data, and common shareholders’ equity data throughout this Financial Supplement relates to PartnerRe Ltd.’s (PartnerRe) common shareholders.

PartnerRe Ltd.

Consolidated Statements of Operations

(Expressed in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Revenues
Gross premiums written	$1,190,761	$1,281,477	$1,340,582	$1,756,886	$931,434	$5,569,706	$4,718,235

Net premiums written	$1,186,002	$1,264,775	$1,309,318	$1,636,431	$920,288	$5,396,526	$4,572,860
Decrease (increase) in unearned premiums	235,422	156,694	(100,682)	(489,751)	247,852	(198,316)	(86,921)

Net premiums earned	1,421,424	1,421,469	1,208,636	1,146,680	1,168,140	5,198,210	4,485,939
Net investment income	114,351	121,811	124,503	123,704	135,669	484,367	571,338
Net realized and unrealized investment gains (losses)	99,419	16,118	(299,215)	22,943	5,113	(160,735)	493,409
Other income	3,361	5,399	3,878	3,927	3,777	16,565	11,920

Total revenues	1,638,555	1,564,797	1,037,802	1,297,254	1,312,699	5,538,407	5,562,606

Expenses
Losses and loss expenses and life policy benefits	879,014	750,999	866,843	660,952	800,851	3,157,808	2,804,610
Acquisition costs	318,738	282,948	241,743	234,200	245,520	1,077,628	936,909
Other operating expenses (1)	131,125	108,467	144,833	116,040	112,319	500,466	411,374
Interest expense	12,236	12,233	12,232	12,229	12,227	48,929	48,895
Amortization of intangible assets	6,044	7,045	7,045	7,046	5,120	27,180	31,799
Net foreign exchange losses (gains)	8,382	1,279	10,584	(2,043)	3,341	18,203	175

Total expenses	1,355,539	1,162,971	1,283,280	1,028,424	1,179,378	4,830,214	4,233,762

Income (loss) before taxes and interest in earnings (losses) of equity investments	283,016	401,826	(245,478)	268,830	133,321	708,193	1,328,844
Income tax expense (benefit)	11,078	70,232	(74,569)	41,675	22,826	48,416	204,284
Interest in earnings (losses) of equity investments	3,988	5,941	(3,479)	7,215	1,026	13,665	9,954

Net income (loss)	275,926	337,535	(174,388)	234,370	111,521	673,442	1,134,514
Net income attributable to noncontrolling interests	(4,138)	(4,112)	(1,183)	—	—	(9,434)	—

Net income (loss) attributable to PartnerRe	271,788	333,423	(175,571)	234,370	111,521	664,008	1,134,514
Preferred dividends	14,184	14,184	14,796	14,699	15,405	57,861	61,622
Loss on redemption of preferred shares	—	—	—	9,135	—	9,135	—

Net income (loss) attributable to PartnerRe common shareholders	$257,604	$319,239	$(190,367)	$210,536	$96,116	$597,012	$1,072,892

Operating earnings attributable to PartnerRe common shareholders	$157,405	$311,184	$51,055	$202,089	$95,671	$721,733	$663,791

Comprehensive income (loss) attributable to PartnerRe	$265,577	$347,740	$(187,445)	$215,303	$104,603	$641,173	$1,157,755

Per share data attributable to PartnerRe common shareholders:
Basic operating earnings	$2.97	$5.80	$0.90	$3.46	$1.58	$13.03	$10.55
Net realized and unrealized investment gains (losses), net of tax	1.73	(0.02)	(4.07)	0.21	(0.13)	(2.30)	6.23
Net foreign exchange gains (losses), net of tax	0.07	0.10	(0.10)	(0.01)	0.12	0.05	0.13
Loss on redemption of preferred shares	—	—	—	(0.16)	—	(0.16)	—
Interest in earnings (losses) of equity investments, net of tax	0.09	0.07	(0.10)	0.10	0.01	0.16	0.14

Basic net income (loss)	$4.86	$5.95	$(3.37)	$3.60	$1.58	$10.78	$17.05

Weighted average number of common shares outstanding	53,013,136	53,671,245	56,485,882	58,423,898	60,643,216	55,378,980	62,915,992
Diluted operating earnings (1)	$2.91	$5.70	$0.90	$3.39	$1.55	$12.79	$10.43
Net realized and unrealized investment gains (losses), net of tax	1.70	(0.03)	(4.07)	0.20	(0.12)	(2.25)	6.17
Net foreign exchange gains (losses), net of tax	0.07	0.10	(0.10)	(0.01)	0.12	0.04	0.13
Loss on redemption of preferred shares	—	—	—	(0.15)	—	(0.16)	—
Interest in earnings (losses) of equity investments, net of tax	0.08	0.07	(0.10)	0.10	0.01	0.16	0.14

Diluted net income (loss)	$4.76	$5.84	$(3.37)	$3.53	$1.56	$10.58	$16.87

Weighted average number of common shares and common share equivalents outstanding	54,165,736	54,625,151	56,485,882	59,590,044	61,627,207	56,448,105	63,615,748
Dividends declared per common share	$0.64	$0.64	$0.64	$0.64	$0.62	$2.56	$2.48

(1)	Includes an expense related to the restructuring of the Company’s business support operations and Global Non-life operations. See page 15 for the expense and per share impacts.

PartnerRe Ltd.

Condensed Consolidated Balance Sheets

(Expressed in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	December 31, 2013		September 30, 2013		June 30, 2013		March 31, 2013		December 31, 2012		December 31, 2011

Assets
Total investments	$15,148,883		$15,107,800		$14,968,652		$15,544,844		$15,973,230		$15,287,245
Funds held - directly managed	785,768		813,497		842,415		909,520		930,741		1,268,010
Cash and cash equivalents	1,496,485		1,551,062		1,261,540		1,286,898		1,121,705		1,342,257
Accrued investment income	185,717		175,164		172,794		181,151		184,315		189,074
Reinsurance balances receivable	2,465,713		2,564,015		2,477,340		2,393,159		1,991,991		2,059,976
Reinsurance recoverable on paid and unpaid losses	308,892		339,169		356,011		400,509		348,086		397,788
Funds held by reinsured companies	843,081		831,704		782,992		775,486		805,489		796,290
Deferred acquisition costs	644,952		680,972		676,084		646,178		568,391		547,202
Goodwill	456,380		456,380		456,380		456,380		456,380		455,533
Intangible assets	187,090		193,134		200,179		207,224		214,270		133,867
Other assets	515,334		425,310		376,193		338,264		385,834		378,131

Total assets	$23,038,295		$23,138,207		$22,570,580		$23,139,613		$22,980,432		$22,855,373

Liabilities
Unpaid losses and loss expenses	$10,646,318		$10,564,542		$10,336,368		$10,323,786		$10,709,371		$11,273,091
Policy benefits for life and annuity contracts	1,974,133		1,908,575		1,799,332		1,763,413		1,813,244		1,645,662
Unearned premiums	1,723,767		1,997,853		2,162,112		2,074,370		1,534,625		1,448,841
Other reinsurance balances payable	202,549		232,711		244,583		342,423		238,578		443,873
Debt obligations	820,989		820,989		820,989		820,989		820,989		820,989
Other liabilities	904,380		989,361		791,920		867,074		930,129		755,375

Total liabilities	16,272,136		16,514,031		16,155,304		16,192,055		16,046,936		16,387,831

Total shareholders’ equity attributable to PartnerRe	6,709,532		6,571,687		6,366,957		6,910,714		6,933,496		6,467,542

Noncontrolling interests	56,627		52,489		48,319		36,844		—		—

Total shareholders’ equity	6,766,159		6,624,176		6,415,276		6,947,558		6,933,496		6,467,542

Total liabilities and shareholders’ equity	$23,038,295		$23,138,207		$22,570,580		$23,139,613		$22,980,432		$22,855,373

Diluted Book Value Per Common Share	$109.26		$105.53		$99.65		$102.96		$100.84		$84.82

Diluted Tangible Book Value Per Common Share	$98.49		$94.86		$89.09		$92.91		$90.86		$76.47

Number of Common Shares and Common Share Equivalents Outstanding	53,596,034		54,181,672		55,325,581		58,826,334		59,893,366		65,715,708

Capital Structure:
Senior notes (1)	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%	$750,000	10%
Capital efficient notes (2)	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1	63,384	1
Preferred shares, aggregate liquidation value	853,750	11	853,750	12	853,750	12	853,750	11	893,750	11	893,750	12
Common shareholders’ equity attributable to PartnerRe	5,855,782	78	5,717,937	77	5,513,207	77	6,056,964	78	6,039,746	78	5,573,792	77

Total Capital	$7,522,916	100%	$7,385,071	100%	$7,180,341	100%	$7,724,098	100%	$7,746,880	100%	$7,280,926	100%

(1)	PartnerRe Finance A LLC and PartnerRe Finance B LLC, the issuers of the senior notes, do not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $ 250.0 million and $500.0 million, respectively, on its Condensed Consolidated Balance Sheets.
(2)	PartnerRe Finance II, the issuer of the capital efficient notes, does not meet U.S. GAAP consolidation requirements. Accordingly, the Company shows the related intercompany debt of $71.0 million on its Condensed Consolidated Balance Sheets.

PartnerRe Ltd.

Condensed Consolidated Statements of Cash Flows

(Expressed in millions of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net cash provided by operating activities:

Underwriting operations	$133	$201	$8	$(4)	$91	$337	$100

Investment income	138	161	173	166	165	637	717

Taxes and foreign exchange	(27)	(9)	(65)	(47)	(32)	(147)	(124)

Net cash provided by operating activities	$244	$353	$116	$115	$224	$827	$693

Net cash provided by operating activities	$244	$353	$116	$115	$224	$827	$693

Net cash (used in) provided by investing activities	(167)	95	200	289	(208)	418	(219)

Net cash used in financing activities	(130)	(169)	(342)	(224)	(231)	(866)	(688)

Effect of foreign exchange rate changes on cash	(2)	10	1	(15)	1	(5)	(6)

(Decrease) increase in cash and cash equivalents	(55)	289	(25)	165	(214)	374	(220)

Cash and cash equivalents - beginning of period	1,551	1,262	1,287	1,122	1,336	1,122	1,342

Cash and cash equivalents - end of period	$1,496	$1,551	$1,262	$1,287	$1,122	$1,496	$1,122

PartnerRe Ltd.

Consolidated Statements of Comprehensive Income (Loss)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012

Net income (loss) attributable to PartnerRe	$271,788	$333,423	$(175,571)	$234,370	$111,521

Change in currency translation adjustment	(14,866)	14,432	(11,514)	(19,830)	(2,554)
Change in net unrealized gains or losses on investments, net of tax	(226)	(229)	(230)	(233)	(235)
Change in unfunded pension obligation, net of tax	8,881	114	(130)	996	(4,129)

Comprehensive income (loss) attributable to PartnerRe	$265,577	$347,740	$(187,445)	$215,303	$104,603

	For the year ended
	December 31, 2013	December 31, 2012

Net income attributable to PartnerRe	$664,008	$1,134,514

Change in currency translation adjustment	(31,778)	28,488
Change in net unrealized gains or losses on investments, net of tax	(918)	(953)
Change in unfunded pension obligation, net of tax	9,861	(4,294)

Comprehensive income attributable to PartnerRe	$641,173	$1,157,755

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended December 31, 2013
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non- life segment	Life and Health segment	Corporate and Other	Total

Gross premiums written	$372	$128	$423	$18	$941	$250	$—	$1,191

Net premiums written	$372	$128	$419	$18	$937	$249	$—	$1,186
Decrease (increase) in unearned premiums	45	85	(4)	99	225	9	1	235

Net premiums earned	$417	$213	$415	$117	$1,162	$258	$1	$1,421
Losses and loss expenses and life policy benefits	(293)	(110)	(223)	(51)	(677)	(202)	—	(879)
Acquisition costs	(98)	(62)	(105)	(11)	(276)	(42)	—	(318)

Technical result	$26	$41	$87	$55	$209	$14	$1	$224

Other income					—	3	—	3
Other operating expenses					(70)	(19)	(42)	(131)

Underwriting result					$139	$(2)	n/a	$96

Net investment income						15	99	114

Allocated underwriting result (1)						$13	n/a	n/a

Net realized and unrealized investment gains							99	99
Interest expense							(12)	(12)
Amortization of intangible assets							(6)	(6)
Net foreign exchange losses							(8)	(8)
Income tax expense							(11)	(11)
Interest in earnings of equity investments							4	4

Net income							n/a	$276

Loss ratio (2)	70.2%	51.5%	53.8%	43.2%	58.2%
Acquisition ratio (3)	23.5	29.4	25.2	9.5	23.8

Technical ratio (4)	93.7%	80.9%	79.0%	52.7%	82.0%
Other operating expense ratio (5)					6.0

Combined ratio (6)					88.0%

(1)	Allocated underwriting result is defined as net premiums earned, other income or loss and allocated net investment income less life policy benefits, acquisition costs and other operating expenses.
(2)	Loss ratio is obtained by dividing losses and loss expenses by net premiums earned.
(3)	Acquisition ratio is obtained by dividing acquisition costs by net premiums earned.
(4)	Technical ratio is defined as the sum of the loss ratio and the acquisition ratio.
(5)	Other operating expense ratio is obtained by dividing other operating expenses by net premiums earned.
(6)	Combined ratio is defined as the sum of the technical ratio and the other operating expense ratio.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the three months ended December 31, 2012
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non- life segment	Life and Health segment	Corporate and Other	Total

Gross premiums written	$297	$85	$327	$24	$733	$198	$—	$931

Net premiums written	$297	$85	$316	$25	$723	$197	$—	$920
Decrease in unearned premiums	16	98	23	101	238	8	2	248

Net premiums earned	$313	$183	$339	$126	$961	$205	$2	$1,168
Losses and loss expenses and life policy benefits	(248)	(88)	(252)	(45)	(633)	(168)	—	(801)
Acquisition costs	(73)	(47)	(80)	(12)	(212)	(33)	—	(245)

Technical result	$(8)	$48	$7	$69	$116	$4	$2	$122

Other income					2	1	—	3
Other operating expenses					(70)	(15)	(27)	(112)

Underwriting result					$48	$(10)	n/a	$13

Net investment income						15	121	136

Allocated underwriting result (1)						$5	n/a	n/a

Net realized and unrealized investment gains							5	5
Interest expense							(12)	(12)
Amortization of intangible assets							(5)	(5)
Net foreign exchange losses							(3)	(3)
Income tax expense							(23)	(23)
Interest in earnings of equity investments							1	1

Net income							n/a	$112

Loss ratio (2)	79.2%	48.5%	74.3%	35.6%	65.9%
Acquisition ratio (3)	23.2	25.6	23.5	9.8	22.0

Technical ratio (4)	102.4%	74.1%	97.8%	45.4%	87.9%
Other operating expense ratio (5)					7.4

Combined ratio (6)					95.3%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the year ended December 31, 2013
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non- life segment	Life and Health segment	Corporate and Other	Total

Gross premiums written	$1,601	$818	$1,676	$495	$4,590	$972	$8	$5,570

Net premiums written	$1,587	$811	$1,579	$450	$4,427	$964	$6	$5,397
(Increase) decrease in unearned premiums	(54)	(68)	(73)	3	(192)	(7)	—	(199)

Net premiums earned	$1,533	$743	$1,506	$453	$4,235	$957	$6	$5,198
Losses and loss expenses and life policy benefits	(975)	(373)	(920)	(132)	(2,400)	(760)	2	(3,158)
Acquisition costs	(351)	(196)	(362)	(44)	(953)	(125)	—	(1,078)

Technical result	$207	$174	$224	$277	$882	$72	$8	$962

Other income					3	11	3	17
Other operating expenses					(259)	(71)	(170)	(500)

Underwriting result					$626	$12	n/a	$479

Net investment income						61	423	484

Allocated underwriting result (1)						$73	n/a	n/a

Net realized and unrealized investment losses							(161)	(161)
Interest expense							(49)	(49)
Amortization of intangible assets							(27)	(27)
Net foreign exchange losses							(18)	(18)
Income tax expense							(49)	(49)
Interest in earnings of equity investments							14	14

Net income							n/a	$673

Loss ratio (2)	63.6%	50.2%	61.1%	29.0%	56.7%
Acquisition ratio (3)	22.9	26.4	24.0	9.7	22.5

Technical ratio (4)	86.5%	76.6%	85.1%	38.7%	79.2%
Other operating expense ratio (5)					6.1

Combined ratio (6)					85.3%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

		For the year ended December 31, 2012
	North America	Global (Non-U.S.) P&C	Global Specialty	Catastrophe	Total Non- life segment	Life and Health segment	Corporate and Other	Total

Gross premiums written	$1,221	$684	$1,505	$500	$3,910	$802	$6	$4,718

Net premiums written	$1,219	$681	$1,415	$453	$3,768	$799	$6	$4,573
(Increase) decrease in unearned premiums	(43)	(3)	(42)	4	(84)	(4)	1	(87)

Net premiums earned	$1,176	$678	$1,373	$457	$3,684	$795	$7	$4,486
Losses and loss expenses and life policy benefits	(816)	(415)	(821)	(103)	(2,155)	(647)	(3)	(2,805)
Acquisition costs	(291)	(167)	(321)	(42)	(821)	(116)	—	(937)

Technical result	$69	$96	$231	$312	$708	$32	$4	$744

Other income					5	4	3	12
Other operating expenses					(257)	(52)	(102)	(411)

Underwriting result					$456	$(16)	n/a	$345

Net investment income						64	507	571

Allocated underwriting result (1)						$48	n/a	n/a

Net realized and unrealized investment gains							494	494
Interest expense							(49)	(49)
Amortization of intangible assets							(32)	(32)
Net foreign exchange losses							—	—
Income tax expense							(204)	(204)
Interest in earnings of equity investments							10	10

Net income							n/a	$1,135

Loss ratio (2)	69.4%	61.3%	59.8%	22.4%	58.5%
Acquisition ratio (3)	24.7	24.6	23.4	9.3	22.3

Technical ratio (4)	94.1%	85.9%	83.2%	31.7%	80.8%
Other operating expense ratio (5)					7.0

Combined ratio (6)					87.8%

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Non-life segment

	For the three months ended					For the year ended
	December 31, 2013 (A)	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2013 (A)	December 31, 2012

Gross premiums written	$941	$1,041	$1,106	$1,502	$733	$4,590	$3,910

Net premiums written	$937	$1,026	$1,076	$1,386	$723	$4,427	$3,768

Net premiums earned	$1,162	$1,173	$977	$923	$961	$4,235	$3,684

Losses and loss expenses	(677)	(557)	(686)	(480)	(633)	(2,400)	(2,155)
Acquisition costs	(276)	(259)	(209)	(208)	(212)	(953)	(821)

Technical result	$209	$357	$82	$235	$116	$882	$708

Other income	—	2	—	—	2	3	5
Other operating expenses	(70)	(62)	(60)	(66)	(70)	(259)	(257)

Underwriting result	$139	$297	$22	$169	$48	$626	$456

Loss ratio (2)	58.2%	47.5%	70.3%	52.0%	65.9%	56.7%	58.5%
Acquisition ratio (3)	23.8	22.1	21.4	22.6	22.0	22.5	22.3

Technical ratio (4)	82.0%	69.6%	91.7%	74.6%	87.9%	79.2%	80.8%
Other operating expense ratio (5)	6.0	5.3	6.1	7.1	7.4	6.1	7.0

Combined ratio (6)	88.0%	74.9%	97.8%	81.7%	95.3%	85.3%	87.8%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2013, net premiums written and net premiums earned include foreign exchange impacts of $(2.5) million and $(1.3) million, respectively, compared to the three months ended December 31, 2012. For the year ended December 31, 2013, net premiums written and net premiums earned include foreign exchange impacts of $(6.2) million and $(4.3) million, respectively, compared to the year ended December 31, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

North America sub-segment

	For the three months ended					For the year ended
	December 31, 2013 (A)	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2013 (A)	December 31, 2012

Gross premiums written	$372	$409	$372	$447	$297	$1,601	$1,221

Net premiums written	$372	$408	$360	$446	$297	$1,587	$1,219

Net premiums earned	$417	$425	$357	$333	$313	$1,533	$1,176

Losses and loss expenses	(293)	(197)	(245)	(240)	(248)	(975)	(816)
Acquisition costs	(98)	(101)	(79)	(72)	(73)	(351)	(291)

Technical result	$26	$127	$33	$21	$(8)	$207	$69

Loss ratio (2)	70.2%	46.3%	68.6%	72.0%	79.2%	63.6%	69.4%
Acquisition ratio (3)	23.5	23.9	22.1	21.6	23.2	22.9	24.7

Technical ratio (4)	93.7%	70.2%	90.7%	93.6%	102.4%	86.5%	94.1%

Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	40%	31%	28%	23%	25%	30%	19%
Casualty	33	37	38	40	43	37	43
Credit/Surety	3	2	4	2	4	3	4
Motor	4	3	4	4	3	4	4
Multiline	5	4	5	10	7	6	7
Other	2	9	4	5	4	5	3
Property	13	14	17	16	14	15	20

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2013, net premiums written and net premiums earned include foreign exchange impacts of $(0.6) million and $(1.1) million, respectively, compared to the three months ended December 31, 2012. For the year ended December 31, 2013, net premiums written and net premiums earned include foreign exchange impacts of $(0.3) million and $(1.5) million, respectively, compared to the year ended December 31, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global (Non-U.S.) P&C sub-segment

	For the three months ended					For the year ended
	December 31, 2013 (A)	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2013 (A)	December 31, 2012

Gross premiums written	$128	$157	$160	$372	$85	$818	$684

Net premiums written	$128	$157	$158	$368	$85	$811	$681

Net premiums earned	$213	$195	$169	$166	$183	$743	$678

Losses and loss expenses	(110)	(90)	(106)	(67)	(88)	(373)	(415)
Acquisition costs	(62)	(50)	(34)	(50)	(47)	(196)	(167)

Technical result	$41	$55	$29	$49	$48	$174	$96

Loss ratio (2)	51.5%	46.0%	62.9%	40.4%	48.5%	50.2%	61.3%
Acquisition ratio (3)	29.4	25.7	19.9	30.1	25.6	26.4	24.6

Technical ratio (4)	80.9%	71.7%	82.8%	70.5%	74.1%	76.6%	85.9%

Distribution of Net Premiums Written by Major Lines of Business:
Casualty	5%	9%	10%	10%	14%	9%	11%
Motor	54	35	34	34	32	37	28
Property	41	56	56	56	54	54	61

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2013, net premiums written and net premiums earned include foreign exchange impacts of $(2.1) million and $0.6 million, respectively, compared to the three months ended December 31, 2012. For the year ended December 31, 2013, net premiums written and net premiums earned include foreign exchange impacts of $(2.4) million and $1.2 million, respectively, compared to the year ended December 31, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Global Specialty sub-segment

	For the three months ended					For the year ended
	December 31, 2013 (A)	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2013 (A)	December 31, 2012

Gross premiums written	$423	$396	$413	$445	$327	$1,676	$1,505

Net premiums written	$419	$389	$409	$361	$316	$1,579	$1,415

Net premiums earned	$415	$382	$372	$337	$339	$1,506	$1,373

Losses and loss expenses	(223)	(228)	(284)	(184)	(252)	(920)	(821)
Acquisition costs	(105)	(92)	(90)	(75)	(80)	(362)	(321)

Technical result	$87	$62	$(2)	$78	$7	$224	$231

Loss ratio (2)	53.8%	59.8%	76.6%	54.6%	74.3%	61.1%	59.8%
Acquisition ratio (3)	25.2	24.0	24.1	22.4	23.5	24.0	23.4

Technical ratio (4)	79.0%	83.8%	100.7%	77.0%	97.8%	85.1%	83.2%

Distribution of Net Premiums Written by Major Lines of Business:
Agriculture	8%	6%	11%	10%	3%	9%	6%
Aviation/Space	16	13	12	10	20	13	15
Credit/Surety	17	19	18	21	21	19	19
Energy	5	6	6	4	7	5	7
Engineering	16	14	14	12	14	14	12
Marine	19	19	19	20	20	19	22
Other	3	3	3	3	—	3	—
Specialty casualty	8	8	6	14	1	9	7
Specialty property	8	12	11	6	14	9	12

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2013, net premiums written and net premiums earned include foreign exchange impacts of $0.8 million and $2.2 million, respectively, compared to the three months ended December 31, 2012. For the year ended December 31, 2013, net premiums written and net premiums earned include foreign exchange impacts of $4.3 million and $4.7 million, respectively, compared to the year ended December 31, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Catastrophe sub-segment

	For the three months ended					For the year ended
	December 31, 2013 (A)	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2013 (A)	December 31, 2012

Gross premiums written	$18	$79	$161	$238	$24	$495	$500

Net premiums written	$18	$72	$149	$211	$25	$450	$453

Net premiums earned	$117	$171	$79	$87	$126	$453	$457

Losses and loss expenses	(51)	(42)	(51)	11	(45)	(132)	(103)
Acquisition costs	(11)	(16)	(6)	(11)	(12)	(44)	(42)

Technical result	$55	$113	$22	$87	$69	$277	$312

Loss ratio (2)	43.2%	24.5%	64.1%	(12.8)%	35.6%	29.0%	22.4%
Acquisition ratio (3)	9.5	9.0	8.5	12.3	9.8	9.7	9.3

Technical ratio (4)	52.7%	33.5%	72.6%	(0.5)%	45.4%	38.7%	31.7%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2013, net premiums written and net premiums earned include foreign exchange impacts of $(0.6) million and $(3.0) million, respectively, compared to the three months ended December 31, 2012. For the year ended December 31, 2013, net premiums written and net premiums earned include foreign exchange impacts of $(7.8) million and $(8.8) million, respectively, compared to the year ended December 31, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Life and Health segment

	For the three months ended					For the year ended
	December 31, 2013 (A)	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2013 (A)	December 31, 2012

Gross premiums written	$250	$235	$233	$254	$198	$972	$802

Net premiums written	$249	$234	$232	$249	$197	$964	$799

Net premiums earned	$258	$243	$232	$224	$205	$957	$795

Life policy benefits	(202)	(195)	(181)	(182)	(168)	(760)	(647)
Acquisition costs	(42)	(24)	(33)	(27)	(33)	(125)	(116)

Technical result	$14	$24	$18	$15	$4	$72	$32

Other income	3	3	3	3	1	11	4
Other operating expenses	(19)	(17)	(17)	(18)	(15)	(71)	(52)

Underwriting result	$(2)	$10	$4	$—	$(10)	$12	$(16)

Net investment income	15	15	15	16	15	61	64

Allocated underwriting result (1)	$13	$25	$19	$16	$5	$73	$48

Distribution of Net Premiums Written by Major Lines of Business:
Accident and Health	15%	17%	14%	12%	2%	15%	3%
Longevity	27	26	26	25	32	26	31
Mortality	58	57	60	63	66	59	66

Total	100%	100%	100%	100%	100%	100%	100%

(A)	Comparisons of net premiums written and net premiums earned between periods include the impact of foreign exchange variances. For the three months ended December 31, 2013, net premiums written and net premiums earned include foreign exchange impacts of $1.5 million and $1.9 million, respectively, compared to the three months ended December 31, 2012. For the year ended December 31, 2013, net premiums written and net premiums earned include foreign exchange impacts of $4.5 million and $4.9 million, respectively, compared to the year ended December 31, 2012.

PartnerRe Ltd.

Segment Information

(Expressed in millions of U.S. dollars)

(Unaudited)

Corporate and Other

	For the three months ended					For the year ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Technical result	$1	$6	$—	$1	$2	$8	$4

Other income	—	—	1	1	—	3	3
Corporate expenses - costs of restructuring (1)	(12)	(2)	(43)	—	—	(58)	—
Corporate expenses	(28)	(25)	(23)	(30)	(24)	(105)	(88)
Other operating expenses	(2)	(2)	(2)	(2)	(3)	(7)	(14)

Net investment income	99	107	110	108	121	423	507

Net realized and unrealized investment gains (losses)	99	16	(299)	23	5	(161)	494
Interest expense	(12)	(12)	(12)	(12)	(12)	(49)	(49)
Amortization of intangible assets	(6)	(7)	(7)	(7)	(5)	(27)	(32)
Net foreign exchange (losses) gains	(8)	(1)	(11)	2	(3)	(18)	—
Income tax (expense) benefit	(11)	(70)	75	(42)	(23)	(49)	(204)
Interest in earnings (losses) of equity investments	4	6	(4)	7	1	14	10

(1)	The costs of restructuring relate to the Company’s reorganization of its business support and Global Non-life operations. During the three months ended December 31, 2013, these costs predominantly comprised of facility exit costs, while during the three months ended September 30, 2013 and the three months ended June 30, 2013, these costs predominantly comprised of severance costs related to the Company’s voluntary and involuntary termination plans. During the year ended December 31, 2013, these costs predominantly consisted of severance costs related to the Company’s voluntary and involuntary termination plans, and to a lesser extent, facility exit costs.

For the three months ended December 31, 2013, three months ended September 30, 2013, three months ended June 30, 2013 and the year ended December 31, 2013, these costs had a per diluted share impact, pre-tax, of $0.22, $0.04, $0.77, and $1.03, respectively.

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Distribution of Net Premiums Written by Line of Business:
Non-life
Property and casualty
Casualty	11%	13%	12%	13%	15%	12%	13%
Motor	7	5	5	9	4	7	5
Multiline and other	3	5	3	5	3	4	3
Property	8	12	11	17	9	12	14
Specialty
Agriculture	15	12	11	8	9	11	7
Aviation/Space	6	4	4	2	7	4	5
Catastrophe	1	6	11	13	3	8	10
Credit/Surety	7	7	7	5	8	6	7
Energy	2	2	2	1	3	2	2
Engineering	6	4	4	3	5	4	4
Marine	7	6	6	5	7	6	7
Specialty casualty	3	2	2	3	1	3	2
Specialty property	3	4	4	1	5	3	4
Life and Health	21	18	18	15	21	18	17

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Geography:
Asia, Australia and New Zealand	11%	11%	13%	9%	8%	11%	11%
Europe	39	35	36	46	41	40	41
Latin America, Caribbean and Africa	11	12	10	9	12	10	11
North America	39	42	41	36	39	39	37

	100%	100%	100%	100%	100%	100%	100%

Distribution of Gross Premiums Written by Production Source:
Broker	67%	72%	72%	71%	67%	71%	69%
Direct	33	28	28	29	33	29	31

	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Distribution of Premiums

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Distribution of Gross Premiums Written by Reinsurance Type for the Non-life sub-segment:

North America
Non-Proportional	7%	14%	17%	33%	11%	18%	26%
Proportional	93	86	83	67	89	82	74

Total	100%	100%	100%	100%	100%	100%	100%

Global (Non-U.S.) P&C
Non-Proportional	4%	10%	10%	36%	8%	21%	24%
Proportional	96	90	90	64	92	79	76

Total	100%	100%	100%	100%	100%	100%	100%

Global Specialty
Non-Proportional	11%	16%	18%	31%	9%	19%	20%
Proportional	89	84	82	69	91	81	80

Total	100%	100%	100%	100%	100%	100%	100%

Catastrophe
Non-Proportional	97%	96%	97%	99%	93%	98%	98%
Proportional	3	4	3	1	7	2	2

Total	100%	100%	100%	100%	100%	100%	100%

Non-life total
Non-Proportional	10%	20%	28%	43%	12%	28%	33%
Proportional	90	80	72	57	88	72	67

Total	100%	100%	100%	100%	100%	100%	100%

PartnerRe Ltd.

Investment Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	December 31, 2013			September 30, 2013			June 30, 2013			March 31, 2013			December 31, 2012			December 31, 2011
Investments:
Fixed maturities
U.S. government	$1,599		11%	$1,459		10%	$960		6%	$1,039		7%	$1,113		7%	$1,090		7%
U.S. government sponsored enterprises	25		—	36		—	31		—	25		—	18		—	26		—
U.S. states, territories and municipalities	124		1	306		2	237		2	250		2	243		1	124		1
Non-U.S. sovereign government, supranational and government related	2,354		15	2,344		16	2,140		14	2,296		15	2,376		15	2,964		19
Corporates	6,049		40	6,042		40	6,246		42	6,587		42	6,656		42	5,747		38
Mortgage/asset-backed securities	3,442		23	3,494		23	3,766		25	3,773		24	3,989		25	3,991		26

Total fixed maturities	13,593		90	13,681		91	13,380		89	13,970		90	14,395		90	13,942		91
Short-term investments	14		—	37		—	29		—	115		1	151		1	42		—
Equities	1,221		8	1,122		7	1,173		8	1,149		7	1,094		7	945		6
Other invested assets	321		2	268		2	387		3	311		2	333		2	358		3

Total investments	$15,149		100%	$15,108		100%	$14,969		100%	$15,545		100%	$15,973		100%	$15,287		100%

Cash and cash equivalents	1,496			1,551			1,262			1,287			1,122			1,343
Total investments and cash	$16,645			$16,659			$16,231			$16,832			$17,095			$16,630

Maturity distribution:
One year or less	$378		3%	$492		4%	$654		5%	$1,052		7%	$1,081		7%	$571		4%
More than one year through five years	5,057		37	4,790		35	4,377		33	4,137		29	4,198		29	4,923		35
More than five years through ten years	3,962		29	3,883		28	3,705		27	4,184		30	4,337		30	3,713		26
More than ten years	768		6	1,059		8	907		7	939		7	941		7	786		6

Subtotal	10,165		75	10,224		75	9,643		72	10,312		73	10,557		73	9,993		71
Mortgage/asset-backed securities	3,442		25	3,494		25	3,766		28	3,773		27	3,989		27	3,991		29

Total	$13,607		100%	$13,718		100%	$13,409		100%	$14,085		100%	$14,546		100%	$13,984		100%

Credit quality by market value:
AAA	14%			14%			13%			12%			13%			25%
AA	41			39			40			41			42			37
A	21			22			24			25			23			21
BBB	16			16			15			15			15			11
Below Investment Grade/Unrated	8			9			8			7			7			6

	100%			100%			100%			100%			100%			100%

Expected average duration (1)	3.0	Yrs		2.7	Yrs		2.6	Yrs		2.9	Yrs		2.7	Yrs		2.9	Yrs
Average yield to maturity at market (1)	2.5%			2.5%			2.6%			2.1%			2.0%			2.4%
Average credit quality	A			A			A			A			A			AA

(1)	Includes funds holding fixed income securities that are classified with equities under generally accepted accounting principles in the United States.

PartnerRe Ltd.

Distribution of Corporate Bonds

(Expressed in thousands of U.S. dollars)

(Unaudited)

	December 31, 2013
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Corporate bonds
Finance	$1,535,141	25.4%	9.2%	1.0%
Consumer noncyclical	834,884	13.8	5.0	0.3
Communications	807,171	13.3	4.9	0.5
Utilities	572,170	9.5	3.4	0.2
Energy	470,625	7.8	2.8	0.4
Industrials	462,686	7.7	2.8	0.2
Consumer cyclical	371,035	6.1	2.2	0.2
Insurance	282,812	4.7	1.7	0.2
Basic materials	195,547	3.2	1.2	0.2
Government guaranteed corporate debt	174,137	2.9	1.0	0.4
Technology	121,738	2.0	0.7	0.1
Real estate investment trusts	113,697	1.9	0.7	0.1
Catastrophe bonds	67,126	1.1	0.4	0.1
Longevity and mortality bonds	25,297	0.4	0.2	0.2
Diversified	14,597	0.2	0.1	0.1

Total Corporate bonds	$6,048,663	100.0%	36.3%

Finance sector - Corporate bonds
Banks	$791,658	13.1%	4.7%
Investment banking and brokerage	364,716	6.0	2.2
Financial services	217,318	3.6	1.3
Commercial and consumer finance	132,372	2.2	0.8
Other	29,077	0.5	0.2

Total finance sector - Corporate bonds	$1,535,141	25.4%	9.2%

	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total
Credit quality of finance sector - Corporate bonds
Banks	$30,936	$57,393	$559,726	$143,004	$599	$791,658
Investment banking and brokerage	—	—	332,956	30,737	1,023	364,716
Financial services	—	181,978	28,927	3,947	2,466	217,318
Commercial and consumer finance	—	5,200	30,200	96,472	500	132,372
Other	—	12,678	14,550	1,849	—	29,077

Total finance sector - Corporate bonds	$30,936	$257,249	$966,359	$276,009	$4,588	$1,535,141

% of total	2%	17%	63%	18%	—%	100%

Concentration of investment risk

The top 10 Corporate bond issuers account for 18.4% of the Company’s total corporate bonds. The single largest issuer accounts for 2.8% of the Company’s total Corporate bonds.

PartnerRe Ltd.

Distribution of Equities

(Expressed in thousands of U.S. dollars)

(Unaudited)

	December 31, 2013
	Fair Value	Percentage to Total Fair Value of Equities	Percentage to Invested Assets and cash	Largest single issuer as a percentage of Invested Assets and cash
Distribution by sector - Equities
Real estate investment trusts	$175,796	17.4%	1.1%	0.1%
Energy	159,509	15.8	1.0	0.1
Insurance	144,020	14.2	0.9	0.7
Finance	138,707	13.7	0.8	0.2
Consumer noncyclical	108,663	10.7	0.6	—
Communications	72,991	7.2	0.4	0.1
Technology	61,520	6.1	0.4	0.1
Industrials	47,677	4.7	0.3	—
Consumer cyclical	45,915	4.5	0.3	—
Utilities	37,151	3.7	0.2	—
Basic materials	17,913	1.8	0.1	—
Diversified	2,080	0.2	—	—

Total equities	$1,011,942	100.0%	6.1%

Mutual funds and exchange traded funds (ETFs)
Funds holding fixed income securities	184,829		1.1
Funds and ETFs holding equities	24,282		0.1

Total Equities	$1,221,053		7.3%

Concentration of investment risk

The single largest fund in funds and ETFs holding equities is an emerging markets fixed income fund, which accounts for 8.5% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the top 10 common stock issuers account for 27.5% of the Company’s total equities. Excluding equity securities held in mutual funds and exchange traded funds, the single largest issuer accounts for 12.0% of the Company’s total equities.

PartnerRe Ltd.

Distribution of Mortgage/Asset-Backed Securities (1)

(Expressed in thousands of U.S. dollars)

(Unaudited)

Fixed Maturities - Mortgage/Asset-Backed Securities by type and by rating

	Rating at December 31, 2013
	GNMA	GSEs	AAA	AA	A	BBB	Non-Investment Grade/Unrated	Total

U.S. Asset-Backed Securities	$—	$—	$168,935	$104,466	$111,180	$909	$483,836	$869,326
U.S. Collaterized Mortgage Obligations	—	3,011	—	—	—	—	—	3,011
U.S. Mortgage Backed Securities (MBS)	434,731	1,222,107	—	—	—	—	—	1,656,838
U.S. Commercial Mortgage Backed Securities (CMBS)	5,592	—	18,215	—	842	1,063	1,627	27,339
U.S. MBS Interest Only	46,179	69,605	4,289	—	—	—	15,928	136,001

	$486,502	$1,294,723	$191,439	$104,466	$112,022	$1,972	$501,391	$2,692,515

Non-U.S. Asset-Backed Securities	$—	$—	$150,624	$82,617	$28,359	$7,305	$—	$268,905
Non-U.S. Collaterized Mortgage Obligations	—	—	175,190	68,095	37,328	2,819	—	283,432
Non-U.S. Commercial Mortgage Backed Securities (CMBS)	—	—	8,408	—	—	—	—	8,408
Non-U.S. Mortgage Backed Securities (MBS)	—	—	189,235	—	—	—	—	189,235

	$—	$—	$523,457	$150,712	$65,687	$10,124	$—	$749,980

Total mortgage/asset-backed securities	$486,502	$1,294,723	$714,896	$255,178	$177,709	$12,096	$501,391	$3,442,495

Corporate Securities	—	25,311	—	—	—	—	—	25,311

Total	$486,502	$1,320,034	$714,896	$255,178	$177,709	$12,096	$501,391	$3,467,806

% of total	14%	38%	21%	7%	5%	—%	15%	100%

(1)	In addition to the mortgage/asset-backed securities above, the Company has derivatives exposure to to-be-announced mortgage-backed securities with a notional value of $183.8 million and a carrying value of ($1.3) million at December 31, 2013 within Other Invested Assets.

PartnerRe Ltd.

Other Invested Assets including Private Markets and Derivative Exposures

(Expressed in thousands of U.S. dollars)

(Unaudited)

Carrying and Notional Values of Private Markets Investments and Other Invested Assets

	December 31, 2013					September 30, 2013		June 30, 2013
	Investments	Fair Value of Derivatives	Carrying Value	Net Notional Amount of Derivatives / Other	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)	Carrying Value	Total Net Exposures (1)
Private Markets Investments

Principal Finance - Investments	$112,636	$—	$112,636	$—	$112,636	$112,221	$112,221	$123,282	$123,282
Principal Finance - Derivative Exposure Assumed (2)	—	(931)	(931)	31,740	30,809	(5,196)	2,461	(2,225)	71,189
Insurance-Linked Securities	—	(268)	(268)	268,724	268,456	(215)	240,529	(92)	240,652
Strategic Investments	168,854	—	168,854	—	168,854	209,042	209,042	205,353	205,353

Total other invested assets - Private Markets Exposure Assumed	281,490	(1,199)	280,291	300,464	580,755	315,852	564,253	326,318	640,476

Other Credit Derivatives - Exposure Assumed	—	—	—	—	—	49	5,049	102	5,102
Other Credit Derivatives - Protection Purchased	—	(71)	(71)	(14,000)	(14,071)	(231)	(34,231)	(404)	(34,404)

Other (3)	8,993	31,768	40,761			(47,573)		60,791

Total other invested assets	$290,483	$30,498	$320,981			$268,097		$386,807

(1)	The total net exposures originated in Private Markets are $1,484 million at December 31, 2013 ($1,644 million and $1,618 million at September 30 and June 30, 2013, respectively). In addition to the net exposures listed above of $581 million at December 31, 2013 ($564 million and $640 million at September 30, 2013 and June 30, 2013, respectively), the Company has the following other net exposures originated in Private Markets:

•

Principal Finance: $640 million of assets listed under Investments - Fixed Maturities and $10 million listed under Investments - Equities for a total exposure of $793 million at December 31, 2013 ($956 million and $934 million at September 30, 2013 and June 30, 2013, respectively).

•

Insurance-Linked Securities: $92 million of bonds listed under Investments - Fixed Maturities for a total exposure of $361 million at December 31, 2013 ($443 million and $443 million at September 30, 2013 and June 30, 2013, respectively).

•

Strategic Investments: $159 million of assets listed under Investments - Equities, and $2 million of assets listed under Other Assets for a total exposure of $330 million at December 31, 2013 ($245 million and $241 million at September 30, 2013 and June 30, 2013, respectively).

(2)	The Company enters into interest rate swaps to mitigate notional exposure on certain fixed maturities and total return swaps. Accordingly, the notional value of these interest rate swaps is not presented in the table.
(3)	Other includes foreign currency and fixed income hedging instruments used to manage currency and duration exposure, respectively, and other miscellaneous invested assets.

PartnerRe Ltd.

Funds Held - Directly Managed Portfolio

(Expressed in millions of U.S. dollars)

(Unaudited)

	December 31, 2013			September 30, 2013			June 30, 2013			March 31, 2013			December 31, 2012			December 31, 2011
Investments:
Fixed maturities
U.S. government	$108		19%	$111		17%	$107		16%	$129		16%	$129		15%	$111		11%
U.S. government sponsored enterprises	50		9	57		9	65		10	90		11	90		11	158		15
Non-U.S. sovereign government, supranational and government related	137		25	193		30	196		29	226		28	234		28	275		26
Corporates	249		44	259		41	287		43	345		43	362		44	480		45

Total fixed maturities	544		97	620		97	655		98	790		98	815		98	1,024		97
Short-term investments	2		—	2		1	—		—	—		—	—		—	18		2
Other invested assets	15		3	16		2	15		2	16		2	18		2	16		1

Total investments	$561		100%	$638		100%	$670		100%	$806		100%	$833		100%	$1,058		100%

Cash and cash equivalents	85			34			20			44			54			176
Total investments and cash	$646			$672			$690			$850			$887			$1,234

Accrued investment income	7			9			8			10			10			14
Other funds held assets/liabilities	133			133			144			50			34			20

Total funds held - directly managed	$786			$814			$842			$910			$931			$1,268

Maturity distribution:
One year or less	$89		16%	$97		16%	$114		17%	$154		19%	$133		17%	$227		22%
More than one year through five years	331		61	377		60	403		62	487		62	515		63	573		55
More than five years through ten years	109		20	122		20	108		16	127		16	141		17	215		20
More than ten years	17		3	26		4	30		5	22		3	26		3	27		3

Total	$546		100%	$622		100%	$655		100%	$790		100%	$815		100%	$1,042		100%

Credit quality by market value:
AAA	13%			12%			12%			11%			12%			22%
AA	58			56			56			59			58			50
A	22			26			26			24			24			24
BBB	7			6			6			6			6			4

	100%			100%			100%			100%			100%			100%

Expected average duration	2.9	Yrs		3.1	Yrs		3.1	Yrs		2.9	Yrs		3.0	Yrs		2.7	Yrs
Average yield to maturity at market	1.2%			1.2%			1.3%			0.9%			1.0%			1.7%
Average credit quality	AA			AA			AA			AA			AA			AA

PartnerRe Ltd.

Distribution of Corporate Bonds

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

		December 31, 2013
	Fair Value	Percentage to Total Fair Value of Corporate Bonds	Percentage to Funds Held - Directly Managed Investments and cash	Largest single issuer as a percentage of Funds Held - Directly Managed Investments and cash
Distribution by sector - Corporate bonds
Finance	$79,017	31.7%	12.2%	1.5%
Consumer noncyclical	51,205	20.6	7.9	1.4
Energy	35,412	14.2	5.5	1.5
Utilities	21,611	8.7	3.4	0.9
Basic materials	15,844	6.3	2.5	0.7
Communications	13,653	5.5	2.1	0.6
Government guaranteed corporate debt	10,098	4.0	1.6	1.2
Consumer cyclical	8,665	3.5	1.3	1.2
Industrials	5,924	2.4	0.9	0.5
Technology	4,154	1.7	0.6	0.6
Real estate investment trusts	3,364	1.4	0.5	0.5

Total Corporate bonds	$248,947	100.0%	38.5%

Finance sector - Corporate bonds
Banks	$53,973	21.7%	8.3%
Financial services	11,567	4.6	1.8
Investment banking and brokerage	10,798	4.3	1.7
Commercial and consumer finance	2,679	1.1	0.4

Total finance sector - Corporate bonds	$79,017	31.7%	12.2%

	AAA	AA	A	BBB	Total
Credit quality of finance sector - Corporate bonds
Banks	$374	$26,327	$25,538	$1,734	$53,973
Financial services	—	7,237	4,330	—	11,567
Investment banking and brokerage	10,798	—	—	—	10,798
Commercial and consumer finance	—	—	2,679	—	2,679

Total finance sector - Corporate bonds	$11,172	$33,564	$32,547	$1,734	$79,017

% of total	14%	43%	41%	2%	100%

Concentration of investment risk

The Top 10 corporate bond issuers account for 31.8% of the Company’s total corporate bonds within the Funds Held - Directly Managed Portfolio. The single largest issuer accounts for 3.9% of the Company’s total corporate bonds within the Funds Held - Directly Managed portfolio.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment Gains (Losses)

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Fixed maturities	$108,580	$110,911	$110,727	$116,082	$125,903	$446,299	$512,833
Short-term investments, cash and cash equivalents	421	266	320	879	1,144	1,886	2,905
Equities	6,278	9,140	12,799	4,772	5,018	32,989	26,207
Funds held and other	8,252	8,824	8,536	8,604	9,435	34,215	44,109
Funds held - directly managed	4,785	4,902	5,010	5,805	6,275	20,502	29,031
Investment expenses	(13,965)	(12,232)	(12,889)	(12,438)	(12,106)	(51,524)	(43,747)

Net investment income (1)	$114,351	$121,811	$124,503	$123,704	$135,669	$484,367	$571,338

Net realized investment gains on fixed maturities and short-term investments	$18,363	$18,642	$40,026	$41,544	$49,761	$118,575	$172,987
Net realized investment gains on equities	6,049	15,057	34,790	19,320	18,868	75,217	72,155
Net realized (losses) gains on other invested assets	(78,098)	80,065	7,378	11,152	(971)	20,497	(16,691)
Change in net unrealized gains (losses) on other invested assets	98,809	(103,406)	83,285	(22,036)	(13,903)	56,652	(9,568)
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(68,619)	10,259	(395,757)	(71,670)	(44,799)	(525,787)	186,063
Change in net unrealized investment gains (losses) on equities	126,551	(891)	(57,715)	50,066	(2,815)	118,010	66,253
Net other realized and unrealized investment gains (losses)	198	(2,192)	696	(809)	578	(2,107)	5,843
Net realized and unrealized investment (losses) gains on funds held - directly managed	(3,834)	(1,416)	(11,918)	(4,624)	(1,606)	(21,792)	16,367

Net realized and unrealized investment gains (losses)	$99,419	$16,118	$(299,215)	$22,943	$5,113	$(160,735)	$493,409

(1)	Comparisons of net investment income between periods include the impact of foreign exchange variances. For the three months ended December 31, 2013, net investment income includes foreign exchange impacts of $ 0.5 million compared to the three months ended December 31, 2012. For the year ended December 31, 2013, net investment income includes foreign exchange impacts of $6.6 million compared to the year ended December 31, 2012.

PartnerRe Ltd.

Composition of Net Investment Income and Net Realized and Unrealized Investment (Losses) Gains

Funds Held - Directly Managed Portfolio

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Fixed maturities	$4,054	$4,697	$4,717	$5,336	$6,307	$18,804	$27,760
Short-term investments, cash and cash equivalents	343	299	227	377	333	1,246	1,046
Other	285	316	364	322	364	1,287	1,647
Investment expenses	103	(410)	(298)	(230)	(729)	(835)	(1,422)

Net investment income	$4,785	$4,902	$5,010	$5,805	$6,275	$20,502	$29,031

Net realized investment gains (losses) on fixed maturities and short-term investments	$1,695	$(618)	$3,495	$1,449	$8,642	$6,021	$8,405
Net realized investment gains (losses) on other invested assets	—	81	(62)	—	—	19	—
Change in net unrealized investment (losses) gains on fixed maturities and short-term investments	(4,618)	(969)	(14,621)	(3,968)	(10,019)	(24,176)	6,583
Change in net unrealized investment (losses) gains on other invested assets	(911)	90	(730)	(2,105)	(229)	(3,656)	1,379

Net realized and unrealized investment (losses) gains on funds held - directly managed	$(3,834)	$(1,416)	$(11,918)	$(4,624)	$(1,606)	$(21,792)	$16,367

PartnerRe Ltd.

Analysis of Unpaid Losses and Loss Expenses

(Expressed in thousands of U.S. dollars)

(Unaudited)

	As at and for the three months ended					As at and for the year ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Reconciliation of beginning and ending liability for unpaid losses and loss expenses:

Gross liability at beginning of period	$10,564,542	$10,336,368	$10,323,786	$10,709,371	$10,761,302	$10,709,371	$11,273,091
Reinsurance recoverable at beginning of period	(285,206)	(276,295)	(292,711)	(291,330)	(308,154)	(291,330)	(353,105)

Net liability at beginning of period	10,279,336	10,060,073	10,031,075	10,418,041	10,453,148	10,418,041	10,919,986

Net incurred losses related to:
Current year	849,706	793,894	813,492	661,665	793,291	3,118,755	2,785,694
Prior years	(173,000)	(238,354)	(127,350)	(182,796)	(160,564)	(721,499)	(628,065)

	676,706	555,540	686,142	478,869	632,727	2,397,256	2,157,629

Change in reserve agreement (1)	(3,607)	(19,967)	(7)	(25,963)	(18,862)	(49,544)	(86,163)

Net losses paid	(589,413)	(474,012)	(632,011)	(706,123)	(707,035)	(2,401,559)	(2,705,062)

Effects of foreign exchange rate changes	15,912	157,702	(25,126)	(133,749)	58,063	14,740	131,651

Net liability at end of period	10,378,934	10,279,336	10,060,073	10,031,075	10,418,041	10,378,934	10,418,041
Reinsurance recoverable at end of period	267,384	285,206	276,295	292,711	291,330	267,384	291,330

Gross liability at end of period	$10,646,318	$10,564,542	$10,336,368	$10,323,786	$10,709,371	$10,646,318	$10,709,371

Breakdown of gross liability at end of period:
Case reserves	$4,663,164	$4,711,580	$4,645,378	$4,792,975	$4,872,591	$4,663,164	$4,872,591
Additional case reserves	403,145	401,752	346,553	373,509	343,549	403,145	343,549
Incurred but not reported reserves	5,580,009	5,451,210	5,344,437	5,157,302	5,493,231	5,580,009	5,493,231

Gross liability at end of period	$10,646,318	$10,564,542	$10,336,368	$10,323,786	$10,709,371	$10,646,318	$10,709,371

Breakdown of gross liability at end of period by Non-life sub-segment:
North America	$3,535,946	$3,397,875	$3,332,288	$3,279,989	$3,373,852	$3,535,946	$3,373,852
Global (Non-U.S.) P&C	2,444,129	2,424,923	2,388,789	2,412,743	2,507,761	2,444,129	2,507,761
Global Specialty	3,951,543	3,978,436	3,817,570	3,788,417	3,868,700	3,951,543	3,868,700
Catastrophe	714,700	763,308	797,721	842,637	959,058	714,700	959,058

Gross liability at end of period	$10,646,318	$10,564,542	$10,336,368	$10,323,786	$10,709,371	$10,646,318	$10,709,371

Unrecognized time value of non-life reserves	$733,528	$688,734	$658,929	$452,389	$465,625	$733,528	$465,625

Non-life paid loss ratio data:
Non-life paid losses to incurred losses ratio	87.1%	85.3%	92.1%	147.5%	111.7%	100.2%	125.4%
Non-life paid losses to net premiums earned ratio	50.7%	40.2%	64.7%	76.5%	73.5%	56.6%	73.3%

(1)	The change in the reserve agreement is due to favorable development on Paris Re’s reserves which are guaranteed by Axa under the reserve agreement.

PartnerRe Ltd.

Analysis of Policy Benefits for Life and Annuity Contracts

(Expressed in thousands of U.S. dollars)

(Unaudited)

		As at and for the three months ended				As at and for the year ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Reconciliation of beginning and ending policy benefits for life and annuity contracts:

Gross liability at beginning of period	$1,908,575	$1,799,332	$1,763,413	$1,813,244	$1,703,147	$1,813,244	$1,645,662
Reinsurance recoverable at beginning of period	(6,978)	(6,432)	(9,798)	(20,684)	(9,836)	(20,684)	(9,874)

Net liability at beginning of period	1,901,597	1,792,900	1,753,615	1,792,560	1,693,311	1,792,560	1,635,788

Liability acquired related to the acquisition of Presidio	—	—	—	—	54,071	—	54,071

Net incurred losses related to:
Current year	207,998	208,839	192,285	190,474	167,612	799,596	661,343
Prior years	(5,690)	(13,380)	(11,584)	(8,391)	512	(39,044)	(14,362)

	202,308	195,459	180,701	182,083	168,124	760,552	646,981

Net losses paid	(160,309)	(149,895)	(153,770)	(161,571)	(145,060)	(625,546)	(593,690)

Effects of foreign exchange rate changes	23,515	63,133	12,354	(59,457)	22,114	39,545	49,410

Net liability at end of period	1,967,111	1,901,597	1,792,900	1,753,615	1,792,560	1,967,111	1,792,560
Reinsurance recoverable at end of period	7,022	6,978	6,432	9,798	20,684	7,022	20,684

Gross liability at end of period	$1,974,133	$1,908,575	$1,799,332	$1,763,413	$1,813,244	$1,974,133	$1,813,244

PartnerRe Ltd.

Reserve Development

(Expressed in thousands of U.S. dollars)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Prior year net favorable (adverse) reserve development:

Non-life segment:
North America	$67,202	$94,466	$31,226	$29,946	$51,381	$222,839	$218,483
Global (Non-U.S.) P&C	48,793	37,493	36,149	57,617	39,929	180,052	114,279
Global Specialty	61,379	77,760	27,780	60,464	45,944	227,383	250,523
Catastrophe	(4,374)	28,635	32,195	34,769	23,310	91,225	44,780

Total Non-life net prior year reserve development	$173,000	$238,354	$127,350	$182,796	$160,564	$721,499	$628,065

Non-life segment:
Net prior year reserve development due to changes in premiums	$(23,458)	$(23,508)	$(12,714)	$(11,129)	$(18,866)	$(70,810)	$(93,971)
Net prior year reserve development due to all other factors (2)	196,458	261,862	140,064	193,925	179,430	792,309	722,036

Total Non-life net prior year reserve development	$173,000	$238,354	$127,350	$182,796	$160,564	$721,499	$628,065

Life and Health segment:
Net prior year reserve development due to GMDB (1)	$6,388	$11,087	$3,493	$5,649	$(3)	$26,617	$10,009
Net prior year reserve development due to all other factors (2)	(698)	2,293	8,091	2,742	(509)	12,427	4,353

Total Life and Health net prior year reserve development	$5,690	$13,380	$11,584	$8,391	$(512)	$39,044	$14,362

(1)	The guaranteed minimum death benefit (GMDB) reserves are sensitive to volatility in certain referenced global equity markets. At December 31, 2013, a 10% increase in the referenced global equity market would have decreased reserves by approximately $2.8 million, while a 10% decrease in the referenced global equity market would have increased reserves by approximately $3.4 million.
(2)	Net prior year reserve development due to all other factors includes, but is not limited to loss experience, changes in assumptions and changes in methodology.

PartnerRe Ltd.

Natural Catastrophe Probable Maximum Losses (PMLs)

(Expressed in millions of U.S. dollars)

(Unaudited)

Single occurrence estimated net PML exposure (1)

		October 1, 2013		July 1, 2013		April 1, 2013		Jan 1, 2013		Oct 1, 2012
Zone	Peril	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)	1-in-250 year PML	1-in-500 year PML (Earthquake perils only)

U.S. Southeast	Hurricane	$1,054		$1,054		$1,115		$1,143		$1,173
U.S. Northeast	Hurricane	1,121		1,121		1,019		1,124		1,000
U.S. Gulf Coast	Hurricane	1,025		1,025		1,001		1,041		1,069
Caribbean	Hurricane	276		276		270		293		272
Europe	Windstorm	872		872		850		850		927
Japan	Typhoon	124		124		169		192		164
California	Earthquake	575	$679	575	$679	574	$685	722	$906	734	$923
British Columbia	Earthquake	305	513	305	513	310	559	314	564	350	526
Japan	Earthquake	435	457	435	457	463	488	503	564	502	543
Australia	Earthquake	418	552	418	552	439	557	468	583	468	582
New Zealand	Earthquake	250	272	250	272	261	282	276	299	320	339

(1)	The PML estimates are pre-tax and net of retrocession and reinstatement premiums. The peril zones in this disclosure are major peril zones for the industry. The Company has exposures in other peril zones that can potentially generate losses greater than the PML estimates in this disclosure.

The Company estimates that the incremental loss at the 1-in-250 year return period from a U.S. hurricane impacting more than one of the three hurricane risk zones in the United States would be 20% higher than the PML of the largest zone impacted. In addition, there is the potential for a hurricane to impact the Caribbean peril zone and one or more U.S. hurricane peril zones.

For more information regarding cautionary language related to the Natural Catastrophe PML disclosure and the forward-looking statements, as well as uncertainties and limitations associated with certain assumptions and the methodology used, you must refer to the Company’s natural catastrophe PML information and definitions, see Business - Natural Catastrophe Probable Maximum Loss (PML) in Item 1 of Part 1 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except per share data)

(Unaudited)

	For the three months ended					For the year ended
	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Reconciliation of GAAP and non-GAAP measures:

Annualized return on beginning diluted book value per common share calculated with net income (loss) per share attributable to common shareholders (1)	18.9%	23.2%	(13.4)%	14.0%	7.4%	10.5%	19.9%
Less:
Annualized net realized and unrealized investment gains (losses), net of tax, on beginning diluted book value per common share (1)	6.7	(0.1)	(16.2)	0.8	(0.6)	(2.2)	7.3

Annualized net foreign exchange gains (losses), net of tax, on beginning diluted book value per common share (1)	0.3	0.4	(0.4)	(0.1)	0.6	—	0.1

Annualized net interest in earnings (losses) of equity investments, net of tax, on beginning diluted book value per common share (1)	0.4	0.3	(0.4)	0.4	0.1	0.2	0.2

Annualized loss on redemption of preferred shares, on beginning diluted book value per common share (1)	—	—	—	(0.6)	—	(0.2)	—

Annualized operating return on beginning diluted book value per common share (1)	11.5%	22.6%	3.6%	13.5%	7.3%	12.7%	12.3%

Net income (loss) attributable to PartnerRe	$271,788	$333,423	$(175,571)	$234,370	$111,521	$664,008	$1,134,514
Less:
Net realized and unrealized investment gains (losses), net of tax	91,781	(1,272)	(229,966)	12,275	(7,356)	(127,182)	392,014
Net foreign exchange gains (losses), net of tax	3,869	5,338	(5,898)	(787)	7,281	2,521	8,345
Interest in earnings (losses) of equity investments, net of tax	4,549	3,989	(5,558)	6,094	520	9,075	8,742
Dividends to preferred shareholders	14,184	14,184	14,796	14,699	15,405	57,861	61,622

Operating earnings attributable to PartnerRe common shareholders	$157,405	$311,184	$51,055	$202,089	$95,671	$721,733	$663,791

Per diluted common share:
Net income (loss) attributable to PartnerRe common shareholders	$4.76	$5.84	$(3.37)	$3.53	$1.56	$10.58	$16.87
Less:
Net realized and unrealized investment gains (losses), net of tax	1.70	(0.03)	(4.07)	0.20	(0.12)	(2.25)	6.17
Net foreign exchange gains (losses), net of tax	0.07	0.10	(0.10)	(0.01)	0.12	0.04	0.13
Loss on redemption of preferred shares	—	—	—	(0.15)	—	(0.16)	—
Interest in earnings (losses) of equity investments, net of tax	0.08	0.07	(0.10)	0.10	0.01	0.16	0.14

Operating earnings attributable to PartnerRe common shareholders	$2.91	$5.70	$0.90	$3.39	$1.55	$12.79	$10.43

(1)	Excluding preferred shares of $893,750 at January 1, 2013 and 2012.

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2011
Reconciliation of GAAP and non-GAAP measures:

Total shareholders’ equity	$6,766,159	$6,624,176	$6,415,276	$6,947,558	$6,933,496	$6,467,542

Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	893,750	893,750
Noncontrolling interests	56,627	52,489	48,319	36,844	—	—

Common shareholders’ equity attributable to PartnerRe	5,855,782	5,717,937	5,513,207	6,056,964	6,039,746	5,573,792

Less:
Goodwill	456,380	456,380	456,380	456,380	456,380	455,533
Intangible assets, net of tax	120,900	121,922	127,662	135,207	141,249	93,254

Tangible book value	$5,278,502	$5,139,635	$4,929,165	$5,465,377	$5,442,117	$5,025,005

Common shares and common share equivalents outstanding	53,596,034	54,181,672	55,325,581	58,826,334	59,893,366	65,715,708

Equals:

Diluted tangible book value per common share	$98.49	$94.86	$89.09	$92.91	$90.86	$76.47

PartnerRe Ltd.

Reconciliation of GAAP and non-GAAP measures

(in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2011
Reconciliation of GAAP and non-GAAP measures:

Total shareholders’ equity	$6,766,159	$6,624,176	$6,415,276	$6,947,558	$6,933,496	$6,467,542

Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	893,750	893,750
Noncontrolling interests	56,627	52,489	48,319	36,844	—	—

Common shareholders’ equity attributable to PartnerRe	5,855,782	5,717,937	5,513,207	6,056,964	6,039,746	5,573,792

Less:
Goodwill	456,380	456,380	456,380	456,380	456,380	455,533
Intangible assets, net of tax	120,900	121,922	127,662	135,207	141,249	93,254

Tangible book value	5,278,502	5,139,635	4,929,165	5,465,377	5,442,117	5,025,005

Net unrealized gains on fixed income securities and funds held - directly managed, net of tax (NURGL)	223,995	194,144	291,987	563,953	657,604	451,946

Book value excluding NURGL	$5,631,787	$5,523,793	$5,221,220	$5,493,011	$5,382,142	$5,121,846

Tangible book value excluding NURGL	$5,054,507	$4,945,491	$4,637,178	$4,901,424	$4,784,513	$4,573,059

Divided by:

Number of common shares and common share equivalents outstanding	53,596,034	54,181,672	55,325,581	58,826,334	59,893,366	65,715,708

Equals:

Diluted book value per common share excluding NURGL	$105.08	$101.95	$94.37	$93.38	$89.86	$77.94

Diluted tangible book value per common share excluding NURGL	$94.31	$91.28	$83.82	$83.32	$79.88	$69.59

PartnerRe Ltd.

Diluted Book Value per Common Share - Treasury Stock Method (1)

(in thousands of U.S. dollars, except share and per share data)

(Unaudited)

	December 31, 2013	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	December 31, 2011
Basic book value per common share
Total shareholders’ equity	$6,766,159	$6,624,176	$6,415,276	$6,947,558	$6,933,496	$6,467,542
Less:
Preferred shares, aggregate liquidation value	853,750	853,750	853,750	853,750	893,750	893,750
Noncontrolling interests	56,627	52,489	48,319	36,844	—	—

Common shareholders’ equity attributable to PartnerRe	$5,855,782	$5,717,937	$5,513,207	$6,056,964	$6,039,746	$5,573,792

Basic common shares outstanding	52,443,434	53,227,765	54,321,732	57,660,188	58,909,375	65,322,328

Basic book value per common share	$111.66	$107.42	$101.49	$105.05	$102.53	$85.33

Common shareholders’ equity attributable to PartnerRe	$5,855,782	$5,717,937	$5,513,207	$6,056,964	$6,039,746	$5,573,792

Basic common shares outstanding	52,443,434	53,227,765	54,321,732	57,660,188	58,909,375	65,322,328
Add:
Stock options and other	2,382,771	2,438,798	2,614,443	3,105,137	2,892,514	809,392
Restricted stock units	870,054	887,442	900,577	793,400	864,269	488,999
Less:
Stock options and other bought back via treasury stock method	2,100,225	2,372,333	2,511,171	2,732,391	2,772,792	905,011

Diluted common shares and common share equivalents outstanding	53,596,034	54,181,672	55,325,581	58,826,334	59,893,366	65,715,708

Diluted book value per common share	$109.26	$105.53	$99.65	$102.96	$100.84	$84.82

(1)	This method assumes that proceeds received upon exercise of options will be used to repurchase the Company’s common shares at the average market price. Unvested restricted stock and the dilutive impact of the Company’s forward sale contracts, if any, are also added to determine the diluted common shares and common share equivalents outstanding.

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As at and for the three months ended December 31, 2013		As at and for the year ended December 31, 2013
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at beginning of period	$5,718	$105.53	$6,040	$100.84

Technical result	224	4.13	962	17.06
Other operating expenses	(131)	(2.42)	(500)	(8.87)
Net investment income	114	2.11	484	8.58
Amortization of intangible assets	(6)	(0.11)	(27)	(0.48)
Other, net	(18)	(0.32)	(47)	(0.85)
Operating income tax expense	(12)	(0.22)	(92)	(1.63)
Preferred dividends	(14)	(0.26)	(58)	(1.02)

Operating earnings	157	2.91	722	12.79

Net realized and unrealized investment gains (losses), net of tax	92	1.70	(127)	(2.25)
Net foreign exchange gains, net of tax	4	0.07	2	0.04
Loss on redemption of preferred shares	—	—	(9)	(0.16)
Interest in earnings of equity investments, net of tax	5	0.08	9	0.16

Net income attributable to PartnerRe common shareholders	258	4.76	597	10.58

Common share dividends	(34)	(0.64)	(142)	(2.56)
Change in currency translation adjustment	(15)	(0.27)	(32)	(0.56)
Repurchase of common shares, net	(80)	0.06	(616)	0.84
Preferred share issuance costs	—	—	(9)	(0.15)
Recognition of loss on redemption of preferred shares	—	—	9	0.16
Change in other accumulated comprehensive income or loss, net of tax	9	0.16	9	0.16

Impact of change in number of common and common share equivalents outstanding	n/a	(0.34)	n/a	(0.05)

Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at end of period	$5,856	$109.26	$5,856	$109.26

Goodwill	(456)	(8.51)	(456)	(8.51)
Intangible assets, net of tax	(121)	(2.26)	(121)	(2.26)

Tangible common shareholders’ equity attributable to PartnerRe / diluted tangible book value per common share at end of period	$5,279	$98.49	$5,279	$98.49

PartnerRe Ltd.

Diluted Book Value per Common Share - Rollforward

(in millions of U.S. dollars, except per share data)

(Unaudited)

	As at and for the year ended December 31, 2012		As at and for the year ended December 31, 2011
	Common shareholders’ equity	Diluted book value per common share	Common shareholders’ equity	Diluted book value per common share

Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at beginning of period	$5,574	$84.82	$6,687	$93.77

Technical result	744	11.70	(663)	(9.82)
Other operating expenses	(411)	(6.47)	(435)	(6.44)
Net investment income	571	8.98	629	9.31
Amortization of intangible assets	(32)	(0.50)	(36)	(0.54)
Other, net	(36)	(0.58)	(42)	(0.61)
Operating income tax expense	(110)	(1.73)	(48)	(0.71)
Preferred dividends	(62)	(0.97)	(47)	(0.69)

Operating earnings (loss)	664	10.43	(642)	(9.50)

Net realized and unrealized investment gains, net of tax	392	6.17	15	0.23
Net foreign exchange gains, net of tax	8	0.13	67	0.98
Interest in earnings (losses) of equity investments, net of tax	9	0.14	(7)	(0.11)

Net income (loss) attributable to PartnerRe common shareholders	1,073	16.87	(567)	(8.40)

Common share dividends	(156)	(2.48)	(159)	(2.35)
Change in currency translation adjustment	28	0.45	(12)	(0.17)
Repurchase of common shares, net	(474)	2.07	(358)	0.93
Preferred shares issuance costs	—	—	(12)	(0.18)
Change in other accumulated comprehensive income or loss, net of tax	(5)	(0.08)	(5)	(0.07)

Impact of change in number of common and common share equivalents outstanding	n/a	(0.81)	n/a	1.29

Common shareholders’ equity attributable to PartnerRe / diluted book value per common share at end of period	$6,040	$100.84	$5,574	$84.82

Goodwill	(456)	(7.62)	(456)	(6.93)
Intangibles, net of tax	(142)	(2.36)	(93)	(1.42)

Tangible common shareholders’ equity attributable to PartnerRe / diluted tangible book value per common share at end of period	$5,442	$90.86	$5,025	$76.47